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                                                                    Exhibit 10.4

Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.3

Various subsidiaries of the Company each entered into loan agreements which are substantially identical to the loan agreement filed under Exhibit 10.3. The following table lists the borrower(s), loan amounts, interest rates and maturity dates which differ from that in Exhibit 10.3 for each of the loan agreements listed below.

Borrower(s)                               Loan Amount              Interest Rate    Maturity Dates
-----------                               -----------              -------------    --------------
Aspen-Brentwood Project, LLC,             $25,563,188.00             5.32%          7/1/2016
Aspen-Grand Project, LLC,
Sun Pool 12 LLC and
Sun Meadowbrook FL LLC

Sun Candlelight Village LLC               $36,487,198.00           4.9308%          7/1/2011
and Sun Siesta Bay LLC

Sun Pool 3 LLC                            $26,922,749.00            5.051%          7/1/2014
and Sun Orange Tree LLC

Sun Pool 4 LLC, Sun Lake Juliana LLC      $27,620,542.00           4.9308%          7/1/2011
and Sun Lake San Marino LLC

Sun Ariana LLC,                           $13,357,743.00            5.051%          7/1/2014
Aspen Byron Project LLC and
Sun Woodlake Estates LLC

Aspen Country Project, LLC,               $25,366,570.00            5.051%          7/1/2014
Sun Island Lakes, LLC,
Sun Kings Lake LLC and
Aspen-Town & Country
Associates II, LLC